UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           May 27, 2010 (May 19, 2010)
                Date of report (Date of earliest event reported)


                      SECURE PATH TECHNOLOGY HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

       333-144287                                            20-8552192
(Commission File Number)                       (IRS Employer Identification No.)

   844 Seward Street, Los Angeles, CA                           90038
(Address of Principal Executive Offices)                      (Zip Code)

                                 (323) 993-8830
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On May 19, 2010, Board of Directors of the Registrant dismissed Chang G. Park, CPA, its independent registered public account firm. On the same date, May 19, 2010, the accounting firm of dbbmckennon, was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Chang G. Park, CPA and the engagement of dbbmckennon, as its independent auditor. The report of Chang G. Park, CPA on the Company's financial statements for either of the past two years or subsequent interim period did not contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal years ended December 31, 2008 and 2009, a going concern qualification in the registrant's audited financial statements.

For the years ended December 31, 2008 and 2009 and through the date of this Form 8-K, there were no disagreements with Chang G. Park, CPA whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Chang G. Park, CPA's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Chang G. Park, CPA whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Chang C. Park, CPA's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Chang G. Park, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Chang G. Park, CPA provided such a letter which is attached as exhibit 16.1 to this report on Form 8-K.

(b) May 19, 2010, the registrant engaged dbbmckennon as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted dbbmckennon regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from Chang G. Park, CPA

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2010


By: /s/ Josh C. Kline
   ---------------------------------
Name:  Josh C. Kline
Title: Chief Executive Officer


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